UNITED STATES

SECURITIES AND EXCHANGE COMMISSION\

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 14, 2003

i3 Mobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-30175	51-0335259
(Commission File Number)	(IRS Employer Identification Number)

181 Harbor Drive, Stamford, Connecticut 06902

(Address of Principal Executive Offices)                         (Zip Code)

Registrant’s telephone number, including area code 203-428-3000

N/A

(Former Name or Former Address, if Changes Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits.

99.1	Text of Press Release, dated May 14, 2003.

ITEM 9.    REGULATION FD DISCLOSURE.

This information, furnished under this “Item 9.    Regulation FD Disclosure”, is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Conditions” in accordance with SEC Release 33-8216.

On May 14, 2003, the Registrant issued a press release announcing results of operations for the quarterly period ended March 31, 2003. The entire text of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

i3 MOBILE, INC.

By:	/S/ EDWARD J. FLETCHER
Name: Edward J. Fletcher Title: Chief Financial Officer

Date: May 16, 2003

EXHIBIT INDEX

Exhibit	Description

99.1	i3 Mobile, Inc. Press Release, dated May 14, 2003.